UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2023
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
535 Mission Street, 8th floor,
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On February 27, 2023, the Audit Committee (the "Audit Committee") of the Board, after discussion with management, determined that the Company's unaudited condensed consolidated financial statements for the quarterly periods ended June 30, 2022 and September 30, 2022 as included in the previously filed Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022 and September 30, 2022, respectively, should be restated and no longer be relied upon as a result of an error in the presentation of foreign currency gains and losses within the Company’s condensed consolidated statements of cash flows. For this reason, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s unaudited condensed consolidated financial statements and other related financial information covering the same periods should no longer be relied upon. The restatements have no impact on the Company’s previously reported consolidated net loss, financial position, net change in cash, cash equivalents, and restricted cash, or total cash, cash equivalents, and restricted cash as reported on the Company’s unaudited condensed consolidated statements of cash flows. The Company does not expect that the restatements will have any impact on the Company’s operating performance or reported key performance indicators.
This determination resulted from an error in the presentation of unrealized foreign currency transaction gains and losses within the Company’s condensed consolidated statements of cash flows, which primarily related to cash balances held on behalf of creators that are denominated in currencies other than the functional currency. The effect of exchange rate changes on cash balances were not disclosed as a separate item in the reconciliation of beginning and ending balances of cash. Additionally, the unrealized foreign currency transaction gains and losses were not disclosed in the reconciliation of net loss and net cash flow from operating activities. The errors had no effect on the related condensed consolidated statements of operations or condensed consolidated balance sheets for the periods impacted. The unaudited condensed consolidated statement of cash flows for the periods ended June 30, 2021 and September 30, 2021 will be revised to correct for similar errors in those unaudited condensed consolidated financial statements, the effects of which are immaterial.
The unaudited condensed consolidated financial statements for the period ended June 30, 2022 will be amended and restated to correct for the error. Certain line items within the unaudited condensed statement of cash flows for the period ended June 30, 2021 will be revised to correct for the error, the effects of which are immaterial. For the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2022 and June 30, 2021, the impact of the restatement and revision resulted in an increase to net cash provided by operating activities of $11.7 million and $0.2 million to $50.7 million and $132.8 million, respectively, and effect of exchange rate changes on cash decreased by $11.7 million and $0.2 million, respectively.
The unaudited condensed consolidated financial statements for the period ended September 30, 2022 will be amended and restated to correct for the error. Certain line items within the unaudited condensed statement of cash flows for the period ended September 30, 2021 will be revised to correct for the error, the effects of which are immaterial. For the unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2022 and September 30, 2021, the impact of the restatement and revision resulted in an increase to net cash provided by operating activities of $25.2 million and $4.9 million to $72.5 million and $121.2 million, respectively, and effect of exchange rate changes on cash decreased by $25.2 million and $4.9 million, respectively.
The Company’s management concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of March 31, 2022, June 30, 2022, and September 30, 2022 due to a material weakness in internal control over financial reporting related to the lack of an effectively designed control activity over the presentation of unrealized foreign currency transaction gains and losses and effects of exchange rate changes on cash, cash equivalents and restricted cash within the consolidated statements of cash flows.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

The Company intends to file amendments to its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022 and September 30, 2022, which will each include restated condensed consolidated statements of cash flows for the six month period ended June 30, 2022 and the nine month period ended September 30, 2022, as soon as practicable.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding the Company’s expectation with respect to the restructuring plan, including the timing of the completion of this initiative and the expected costs and related charges, and the Company’s expectation that the restatements of the condensed consolidated statements of cash flows for the six months ended June 30, 2022 and the nine months ended September 30, 2022 will not have any impact on the Company’s operating performance or reported key performance indicators. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this Current Report on Form 8-K, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Investors are cautioned not to place undue reliance on these statements. Actual results could differ materially from those expressed or implied. All forward-looking statements are based on information and estimates available to the Company at the time of this Current Report on Form 8-K, and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer